Exhibit 10.1

Gina A. Lumia
Vice President
Commercial Banking Division
518.257.8929
518.257.8587
Gina.Lumia@Key.com

November 23, 2005

Mr. Joseph Gerardi, VP & CFO
AngioDynamics, Inc.
603 Queensbury Avenue
Queensbury, NY 12804

Dear Joe,

I am pleased to inform you that KeyBank National Association (the “Bank”) has approved the renewal and increase of the following financing commitment:

Facility: Revolving Line of Credit:

Borrower:	AngioDynamics Inc. (“Borrower”)

Facility:	$7,500,000.00 Working Capital Revolving Line of Credit

Purpose:	General Working Capital needs

Interest Rate:	A variable Interest Rate of 1 month LIBOR plus 175 basis points or KeyBank National Association Prime. Interest will be calculated on a 360-day basis. Rate change to occur the first of each month.

Fees:	$7,500.00

Amortization:	Monthly interest only payments

Maturity:	November 30, 2006

Collateral:	A first security interest in all Accounts Receivable and Inventory

Guarantees:	None

Clean-up:	Line must be reduced to zero for a minimum of 30 consecutive days prior to maturity.

Financial Reporting:

Annual, unqualified audited financial statements; annual budget, annual A/R aging to be received by the Bank within 120 days of Fiscal Year End. Quarterly financial statements and Covenant Compliance Certificate to be received by the Bank within 45 days of each quarter end.

The terms of this Commitment, both prior to and after acceptance by the Borrowers, may be waived or modified only by a written instrument signed by the Bank and shall survive the execution of these Loans and related Documents.

THIS IS A COMMITMENT BUT IS NOT INTENDED AS A COMPREHENSIVE STATEMENT OF ALL TERMS AND CONDITIONS TO WHICH OUR APPROVAL WILL BE SUBJECT TO, BUT RATHER AS A SUMMARY OF CERTAIN PROVISIONS THAT WILL BE CONTAINED IN THE LOAN DOCUMENTS.

KeyBank appreciates the opportunity to be of service to you. If you have any questions regarding this document, please do not hesitate to telephone me. We look forward to the continuance of our mutually beneficial relationship.

Sincerely,

Gina A. Lumia
Vice President

Agreed and accepted this 26 day of November, 2005

BORROWER:

AngioDynamics Inc.

Name: Joseph G. Gerardi

Title: Vice President, CFO